September 21, 2012
ACTIVEPASSIVE FUNDS
ActivePassive Global Bond Fund
ActivePassive Intermediate Municipal Bond Fund
ActivePassive Intermediate Taxable Bond Fund
ActivePassive International Equity Fund
ActivePassive Large Cap Growth Fund
ActivePassive Large Cap Value Fund
ActivePassive Small/Mid Cap Fund
(each, a “Fund”, collectively, the “Funds” or, the “ActivePassive Funds”)

Each a series of Advisors Series Trust

Supplement to the Prospectus
and Statement of Additional Information (“SAI”)
each dated February 28, 2012

Based upon a recommendation by Envestnet Portfolio Solutions, Inc. (the “Advisor”), the investment advisor to the ActivePassive Funds, the Board of Trustees (the “Board”) of Advisors Series Trust (the “Trust”), has determined to close and liquidate the ActivePassive Funds.  The Advisor has concluded that they have not been able to generate sufficient assets in the Funds to make the Funds viable.  As a result, the Board concluded that it would be in the best interests of the Funds and Fund shareholders that the Funds be closed and liquidated as series of the Trust.  In connection with this, the Board has adopted a plan of liquidation.   Please note that each Fund will be liquidating its assets on October 26, 2012. You are welcome, however, to redeem your shares before that date. The Funds have determined to waive any applicable redemption fee for shares redeemed on or after September 21, 2012.

Effective October 1, 2012, in anticipation of the liquidation, each Fund is no longer accepting purchases.  In addition, effective October 15, 2012, the Advisor will begin an orderly transition of each Fund portfolio to cash and cash equivalents and each Fund will thereafter no longer be pursuing its investment objective.  Shareholders of the Funds may redeem their investments as described in the Funds’ Prospectus.  Accounts not redeemed by October 25, 2012, will automatically be redeemed on October 26, 2012 and net cash proceeds, less any required withholdings, will be sent to the address of record.

If you hold your shares in an IRA account, you have 60 days from the date you receive your proceeds to reinvest or “rollover” your proceeds into another IRA and maintain their tax-deferred status.  You must notify the Funds’ transfer agent at 1-877-273-8635 prior to October 25, 2012, of your intent to rollover your IRA account to avoid withholding deductions from your proceeds.

If the Funds have not received your redemption request or other instruction by October 25, 2012, your shares will be redeemed on October 26, 2012, and you will receive your proceeds from the Funds, subject to any required withholding.  These proceeds will generally be subject to federal and possibly state and local income taxes if the redeemed shares are held in a taxable account, and the proceeds exceed your adjusted basis in the shares redeemed.

If the redeemed shares are held in a qualified retirement account such as an IRA, the redemption proceeds may not be subject to current income taxation. You should consult with your tax advisor on the consequences of this redemption to you.  Checks will be issued to all shareholders of record as of the close of business on October 26, 2012.

Please contact the Funds at 1-877-273-8635 if you have any questions.

Please retain this Supplement with your Prospectus and SAI for reference.